Prospectus Supplement                                         223575 3/05
dated April 1, 2005 to:
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PUTNAM MONEY MARKET FUND AND
PUTNAM TAX EXEMPT MONEY MARKET FUND
Prospectus dated January 30, 2005

Effective April 1, 2005 the following language is inserted following the second paragraph under the "Which class of shares is best for me? - Money Market Fund (class A, M and T shares only) and Tax Exempt Money Market Fund":

Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares, is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial advisor.